Israel Technology Acquisition Corp.
7 Gush Etzion, 3rd Floor
Givaat Shmuel
Israel 54030

To:
Gemini Israel Funds
9 Hamenofim Street
Herzliya Pituach 46725
Israel

Landa Ventures Ltd.
7 Menachem Begin St.
Ramat Gan 52521
Israel

December 21, 2006

CERTIFICATION

1.  In furtherance and in addition to the Certification date June 19, 2006 (the "Prior Certification") provided to you by the undersigned in connection with that certain Letter Agreement of even date therewith by and among you, IXI Mobile, Inc. ("IXI US"), a Delaware corporation and IXI Mobile (R&D) Ltd. (“IXI Israel”), an Israeli company and a wholly owned subsidiary of IXI US (the "Letter Agreement") and that certain Loan Agreement of even date therewith by and among you, IXI US and IXI Israel (the "Loan Agreement"), the undersigned hereby certifies that its Board of Directors (including any required committee or subgroup of its Board of Directors) has, as of the date of this Certification, unanimously granted its approval to IXI US and to IXI Israel to enter into an Amendment to the Letter Agreement in the form attached hereto as Exhibit A (the "Letter Agreement Amendment") and to enter into an Amendment to the Loan Agreement in the form attached hereto as Exhibit B (the "Loan Agreement Amendment") and has further unanimously approved the execution by ITAC of this Certification.

2.  Subject to and conditioned upon the consummation of the ITAC/IXI Merger, ITAC hereby certifies and agrees that its certification and agreement in the Prior Certification to assume all of IXI US' and IXI Israel’s obligations, agreements, undertakings, representations and warranties pursuant to the combined provisions of the Letter Agreement and the Loan Agreement, as more specifically described in the Prior Certification, will apply to all such, agreements, undertakings, representations and warranties pursuant to the combined provisions of the Letter Agreement and the Loan Agreement in their amended terms as set forth in the combined provisions of the Letter Agreement Amendment and of the Loan Agreement Amendment.

3.  For and in consideration of ITAC providing the foregoing Certification to you, by accepting this Certification, each one of you, severally and not jointly, hereby agrees that its waiver of any Claims in or to any monies in the Trust Fund (as such terms are defined in the Prior Certification) as more fully set forth in the Prior Certification continues in full force and effect.

4.  The undersigned, and, by accepting this Certification, each one of you, severally and not jointly, having adverse interests as a result of arms’ length bargaining, hereby agree that (i) neither Gemini, Landa nor any of their respective partners have rendered or agreed to render any services to ITAC in connection with the Letter Agreement and/or the Letter Agreement Amendment; (ii) the ITAC Stock and the ITAC Warrants are not being issued as compensation; and (iii) upon issuance, the ITAC Stock and the ITAC Warrants shall be deemed to have prices as if they were issued apart from the Guaranty (as defined in the Letter Agreement).

5.  Capitalized terms not otherwise defined herein shall have the meanings assigned them in the Loan Agreement.

6.  This Certification is provided as an inducement to you to enter into the Letter Agreement Amendment.

7.  This Certification shall be governed by and construed in accordance with the laws of Delaware without regard to the conflicts of laws provisions thereof.

[Signature Pages Follow]

ISRAEL TECHNOLOGY ACQUISITION CORP.

By:	/s/ Israel Frieder
Name: Israel Frieder
Title: Chairman and Chief Executive Officer

[Signature Page to ITAC Certification to First Amendment to the IXI-G/L Letter Agreement]

Accepted as of the date hereof:

GEMINI ISRAEL III LIMITED PARTNERSHIP,
by its general partner Gemini Capital Associates III L.P.,
by its general partner Gemini Israel Funds Ltd.

By: /s/ David Cohen /s/ Yosi Sela
Name: David Cohen Yosi Sela
Title: CFO, GP Managing Partner

GEMINI ISRAEL III PARALLEL FUND LIMITED PARTNERSHIP,
by its general partner Gemini Capital Associates III, L.P.
by its general partner Gemini Israel Funds Ltd.

By: /s/ David Cohen /s/ Yosi Sela
Name: David Cohen Yosi Sela
Title: CFO, GP Managing Partner

GEMINI ISRAEL III OVERFLOW FUND LIMITED PARTNERSHIP,
by its general partner Gemini Capital Associates III L.P.,
by its general partner Gemini Israel Funds Ltd.

By: /s/ David Cohen /s/ Yosi Sela
Name: David Cohen Yosi Sela
Title: CFO, GP Managing Partner

GEMINI PARTNER INVESTORS LIMITED PARTNERSHIP.
by its general partner Gemini Israel Funds Ltd.

By: /s/ David Cohen /s/ Yosi Sela
Name: David Cohen Yosi Sela
Title: CFO, GP Managing Partner

[Signature Page to ITAC Certification to First Amendment to the IXI-G/L Letter Agreement]

LANDA VENTURES LTD.

By:	/s/

Name:

Title:

[Signature Page to ITAC Certification to First Amendment to the IXI-G/L Letter Agreement]